Without Prejudice For Settlement Discussions Only Subject to FRE 408 and All Local Equivalents Highly Confidential

SteerCo Counterproposal
September 11, 2026

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Without Prejudice For Settlement Discussions Only Subject to FRE 408 and All Local Equivalents Highly Confidential
Summary Restructuring Terms

		LLA Proposal (8/26/26)	SteerCo Counterproposal (8/30/26)	LLA Counterproposal (9/9/26)	SteerCo Counterproposal (9/11/26)
Structure Overview		■Proposal contemplates a re-consolidation of existing RemainCo / UnSub structure	■Reconsolidation of existing RemainCo / UnSub structure and separation of LPR from LLA into a standalone business (“New LPR”) pursuant to a Transition Services Agreement with LLA	■Proposal contemplates a re-consolidation of existing RemainCo / UnSub structure	■Reconsolidation of existing RemainCo / UnSub structure and separation of LPR from LLA into a standalone business (“New LPR”) pursuant to a Transition Services Agreement with LLA
UnSub Facility Refinancing	Facility
■Size: [$410mm] of New
Money “First-Out” Notes1

Funded at closing
■New money to be backstopped by AHG and offered to all term loan / bondholders
■Use of Proceeds: Refinancing of existing UnSub debt, transaction fees/expenses

■Size: $410mm of New Money “First-Out” Notes or Term Loan2, but LLA to pay any prepayment penalty, call premium, exit fees or other similar costs on/from existing UnSub financing
■ Agreed
■New money to be backstopped by AHG and offered to all term loan / bondholders / RCF lenders
■Agreed
■Size: [$410mm] of New Money “First-Out” Notes1 Agreed ■New money to be backstopped by AHG and offered to all term loan / bondholders ■Agreed
■Size: $410mm of New Money “First-Out” Notes or Term Loan2, but LLA to pay any prepayment penalty, call premium, exit fees or other similar costs on/from existing UnSub financing

■ Agreed
■New money to be backstopped by AHG and offered to all term loan / bondholders / RCF lenders
■Agreed

	Tenor	■5 years	■TBD	■5 years	■TBD
	Interest Rate	■6.50%	■TBD	■6.50%	■TBD
	Security / Collateral	■First lien, first-out position secured by all collateral subsequent to the reconsolidation of the UnSub to the existing credit group (“ConsolidatedCo”)	■Agreed	■First lien, first-out position secured by all collateral subsequent to the reconsolidation of the UnSub to the existing credit group (“ConsolidatedCo”)	■Agreed
	Fees	■Backstop Fees: [ ]% ■OID: [ ]%	■Backstop Fees: TBD ■OID: TBD	■Backstop Fees: [ ]% ■OID: [ ]%	■Backstop Fees: TBD ■OID: TBD
	Call Protection	■NC-1, 1/2 coupon, ¼ coupon, par	■TBD	■NC-1, 1/2 coupon, ¼ coupon, par	■TBD

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Note: Subject to further legal diligence and discussions / subject to ongoing review for structure
1.To be sized at time of transaction to refinance all outstanding UnSub debt, any applicable call protection and a potential new money need
2.TBD whether structured as notes or term loan

Without Prejudice For Settlement Discussions Only Subject to FRE 408 and All Local Equivalents Highly Confidential

Summary Restructuring Terms (Cont'd)

		LLA Proposal (8/26/26)	SteerCo Counterproposal (8/30/26)	LLA Counterproposal (9/9/26)	SteerCo Counterproposal (9/11/26)
Existing UnSub RCF	Extended “First-Out” RCF Terms
■Size: $[140]mm (unchanged from current size)
■Tenor: 5 years
■Rate: S + [400]
■Security / Collateral: First lien, first-out position secured by ConsolidatedCo assets
■Covenants: No financial maintenance covenant
■New RCF commitment and incremental liquidity need to be backstopped
■Pari treatment with Existing 1L Creditors
■Size: $[140]mm (unchanged from current size)
■Tenor: 5 years
■Rate: S + [400]
■Security / Collateral: First lien, first-out position secured by ConsolidatedCo assets
■Covenants: No financial maintenance covenant
■New RCF commitment and incremental liquidity need to be backstopped
■Pari treatment with Existing 1L Creditors
Existing 1L Creditors	New “Second-Out” Takeback Debt	■Size: [$1,250mm] ■Tenor: [7 years] ■Rate: 8.00% ■Call protection: [None] ■Security / Collateral: Second lien position secured by ConsolidatedCo assets ■To discuss mix of takeback loans vs. bonds	■Takeback debt that results in no more than 4.0x total leverage ■TBD allocation between “First-Out” and “Second-Out” tranches	■Size: [Agreed]1 ■Tenor: [7 years] ■Rate: 8.00% ■Call protection: [None] ■Security / Collateral: Second lien position secured by ConsolidatedCo assets ■To discuss mix of takeback loans vs. bonds	■Takeback debt that results in no more than 4.0x total leverage ■TBD allocation between “First-Out” and “Second-Out” tranches
	Common Equity	■[75%] of pro forma equity allocated to participating holders on pro rata basis	■100% of pro forma equity allocated to participating holders on pro rata basis	■[75%] of pro forma equity allocated to participating holders on pro rata basis	■100% of pro forma equity allocated to participating holders on pro rata basis
LLA	Common Equity	■[25%] of pro forma equity ■LLA also receives cashless warrants struck at $831mm of Equity Value equal to 51% of equity value ■Customary minority governance rights to be discussed	■Fully extinguished for no consideration ■N/A
■[25%] of pro forma equity
■LLA also receives warrants struck at
$[●]mm2 of Equity Value; warrant count to be sized such that LLA owns [45%] of pro forma equity assuming cash exercise

■Customary minority governance rights to be discussed

■Cashless warrants for 5% of pro forma equity struck at an Equity Value resulting in an Existing 1L Creditor recovery equal to 120% of outstanding claim amount (par plus accrued interest)
If a transition is initiated within the [5]-year period post-closing, warrants vest upon completion of the TSA (as defined and contemplated herein); otherwise, warrants vest upon the [5th] anniversary of closing
■N/A

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Note: Subject to further legal diligence and discussions / subject to ongoing review for structure
1.NTD: 4.0x 2026E Adj. OIBDA of $390mm implies total debt of $1,560mm. $1,560mm of total debt minus $410mm of UnSub debt implies $1,150mm of takeback debt
2.Equity value to be calculated, for the purpose of strike price, to align with par value for the Creditors

Without Prejudice For Settlement Discussions Only Subject to FRE 408 and All Local Equivalents Highly Confidential

Summary Restructuring Terms (Cont'd)

		LLA Proposal (8/26/26)	SteerCo Counterproposal (8/30/26)	LLA Counterproposal (9/9/26)	SteerCo Counterproposal (9/11/26)
LLA (Cont’d)	Operational Items	■LLA to provide Central Operating Services for a fixed [5]-year term consistent with current pricing versus market ■N/A ■N/A ■N/A
■LLA to provide operational services at current cost pursuant to a Transition Services Agreement until earlier of (i) 3 years or (ii) separation is complete
■LLA to pay for all one-time stand up and transaction services costs pursuant to a Transition Services Agreement
■LLA to indemnify New LPR for any operational / separation-related liabilities during separation period
■LLA will commit to network performance and service availability SLAs during the TSA period; SLA violation penalties to follow industry norms

■Post-Closing, Pre-Transition Commencement: Upon the closing date, LLA to continue providing scheduled shared services on existing terms without modification
■Transition Initiation: For a period of not less than [●] years post-closing, LPR will have the right but not the obligation to, at any time, for any reason, initiate a transition pursuant to a transition services agreement (the “TSA”)
■TSA: Terms and conditions of the TSA shall be reasonable and customary for agreements of this type and otherwise consistent with these terms. In any event, the TSA shall provide for:
►the complete transition to occur not later than [●] years following initiation of the transition; provided, that, such date may be extended by mutual agreement of LPR and LLA at pricing to be set forth in the TSA;
►staggered transition of shared services, subject to a To Be Determined minimum duration by service category, with a commensurate step down in pricing as services are fully transitioned – i.e., LPR will be paying lower costs as services are transitioned;
►pricing grid contemplated by TSA to be mutually agreed; and
►customary cooperation covenants/obligations on the parties to work in good faith to complete transition within deadlines fixed by the TSA
■Subject to Restructuring Agreement: TSA framework outlined above shall be subject to agreement with LLA on the other terms of an LPR restructuring
■N/A

■N/A

■Post-Closing, Pre-Transition Commencement: [Agreed – subject to diligence]

■Transition Initiation: For a period of not less than [5] years post-closing, LPR will have the right but not the obligation to, at any time, for any reason, initiate a transition pursuant to a transition services agreement (the “TSA”) – subject to diligence
■TSA: Terms and conditions of the TSA shall be reasonable and customary for agreements of this type and otherwise consistent with these terms. In any event, the TSA shall provide for:
►the complete transition to occur not later than [5] years following initiation of the transition; provided, that, such date may be extended by mutual agreement of LPR and LLA at pricing to be set forth in the TSA – subject to diligence;
►[Agreed – subject to diligence]

►[Agreed – subject to diligence]; and
►[Agreed – subject to diligence]

■Subject to Restructuring Agreement: TSA framework outlined above shall be subject to agreement with LLA on the other terms of an LPR restructuring – subject to diligence
■LLA to pay for all one-time stand up and transaction services costs pursuant to a Transition Services Agreement
■LLA to indemnify New LPR for any operational / separation-related liabilities during separation period

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Note: Subject to further legal diligence and discussions / subject to ongoing review for structure

Without Prejudice For Settlement Discussions Only Subject to FRE 408 and All Local Equivalents Highly Confidential

Summary Restructuring Terms (Cont'd)

		LLA Proposal (8/26/26)	SteerCo Counterproposal (8/30/26)	LLA Counterproposal (9/9/26)	SteerCo Counterproposal (9/11/26)
Other	Implement-ation	■Implementation TBD, subject to reaching targeted participation thresholds, tax and other analyses ■To be discussed	■Implementation TBD, subject to reaching targeted participation thresholds, tax and other analyses ■Customary mutual releases, subject to customary carve-outs	■Implementation TBD, subject to reaching targeted participation thresholds, tax and other analyses ■To be discussed	■Implementation TBD, subject to reaching targeted participation thresholds, tax and other analyses ■Customary mutual releases, subject to customary carve-outs
	Trade / Other	■To be discussed	■Trade / DISH to be discussed	■To be discussed	■Trade / DISH to be discussed
	Other	■Reject ■To be discussed ■To be discussed
■LLA to pay New LPR the principal amount of the forgiven intercompany receivable and any LLA professional fees paid by LPR
■LPR / LLA to permit and reasonably cooperate with full financial and operational due diligence
■LPR to pay accrued and continuing AHG advisor fees and expenses commencing with receipt of this term sheet

■Reject: LPR has no actual or contingent claim against LLA and has not funded advisor fees for LLA1

■Due diligence cooperation and AHG advisor fee payment to be provided subject to (i) parties’ agreement that LLA and affiliated individuals receive a general release and (ii) withdrawal with prejudice of AHG litigation in NYS court

■Subject to further diligence, LLA to pay New LPR the principal amount of the forgiven intercompany receivable and any LLA professional fees paid by LPR
■Reject: LPR / LLA to permit and reasonably cooperate with full financial and operational due diligence
■Reject: LPR to pay accrued and continuing AHG advisor fees and expenses commencing with receipt of this term sheet

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Note: Subject to further legal diligence and discussions / subject to ongoing review for structure
1.    As LLA and LPR have previously disclosed both prior to and in connection with the issuance of LPR’s bonds, a portion of the proceeds of LPR’s bonds were to be used, and were used, to fund distributions on account of equity interests in LPR. On August 28 and September 1 and 2, 2026, LPR provided offering memoranda, bond marketing materials, and other records in support of such use of proceeds and distributions to the Ad Hoc Group advisors. LLA disputes any suggestion that LPR or its bondholders hold a claim based on such distributions